EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VSI Liquidation Corp. (the "Company") on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Ed Strickland, the President and Chief Executive Officer of the Company, and Joe M. Young, the Acting Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ ED STRICKLAND                        /s/ JOE M. YOUNG
-------------------------------          ----------------------------------
ED STRICKLAND                            JOE M. YOUNG
President and                            Acting Financial Officer
Chief Executive Officer                  May 13, 2003
May 13, 2003




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